Long-Term Notes Receivable, Government Bonds And Other Assets - Summary of Other Assets (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2020 USD ($)	Dec. 31, 2020 MXN ($)	Dec. 31, 2019 MXN ($)
Disclosure Of Notes Receivable And Other Long Term Assets [abstract]
Payments in advance		$ 5,223,679	$ 2,650,251
Other		1,680,934	1,518,801
Insurance		678,897	484,955
Total other assets	$ 380,151	$ 7,583,510	$ 4,654,007